Exhibit 99.1

Rentokil Initial plc - Update on the Acquisition of Terminix Global Holdings, Inc: Hart-Scott-Rodino Waiting Period Expires

MEMPHIS, Tenn.--(BUSINESS WIRE)-- With respect to the definitive agreement (the “Agreement”) under which Rentokil Initial plc (the “Company”) will acquire Terminix Global Holdings, Inc ("Terminix") for stock and cash (the “Combination” or the “Transaction”), announced on 14 December 2021, the Company and Terminix today announce that with effect from the close of business on 14 March 2022, the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 has now expired, thereby completing the necessary antitrust process in the US and satisfying one of the principal conditions to completion of the Transaction.

The Transaction will bring together two complementary businesses (the "Combined Group") to create the global leader in pest control and hygiene & wellbeing, and the leader in the pest control business in North America, the world’s largest pest control market. The Transaction will combine two leading brands with a long cultural heritage, outstanding talent and strong focus on people, customers and ESG. Upon completion, the Combined Group will have c.56,000 colleagues serving c.4.9m customers around the world from 790 locations. The enlarged business will have a strong platform for growth, particularly in North America, and an attractive financial profile to support future growth, including through acquisitions and continued investment in innovation and technology. For the year ended 31 December 2021, the Combined Group’s illustrative revenue would have amounted to US$6.0bn1 (£4.5bn), with EBITDA of US$1.3bn (£1.0bn) and Free Cash Flow of US$0.7bn (£0.5bn).

The Combination is expected to create significant value, enhance long-term growth potential, be highly cash generative and present a compelling industrial logic, supported by:

■	increased scale and leadership in the global pest control market;

■	substantially increased scale in North America, providing an enlarged platform for profitable growth;

■	a complementary and synergistic portfolio combination; and

■	an attractive financial profile.

A number of other conditions to the Agreement remain to be satisfied and these are being actively progressed by the Company and Terminix. Those conditions include, inter alia, obtaining the approval by the Company’s and Terminix’s shareholders of the Combination, and for the registration of the Company ADSs and their listing on the New York Stock Exchange.

The Company is pleased with the progress being made in order to satisfy the remaining conditions, and the parties are now targetting the Combination closing towards the end of the third quarter of 2022. In order to provide additional certainty for the parties regarding the timing of the necessary steps to completion, including allowing sufficient time for the SEC and FCA to review and approve the necessary documentation for submission to shareholders and registration of the Company ADSs, the Company and Terminix have amended the End Date (as defined in the Agreement) from 13 September 2022 to 31 December 2022. Accordingly, the parties remain on track for closing to take place within H2 2022.

1 GBP/USD rate of 1.3273 as per 10 December 2021 used to form Combined Group financials. Illustrative combined financials have been calculated using Terminix’s financial results in accordance with US GAAP and Rentokil Initial’s results in accordance with IFRS. The unaudited combined pro forma financial information is for information purposes only and is not intended to represent or be indicative of Rentokil Initial’s or Terminix’s financial position or results of operations that Rentokil Initial or Terminix would have reported had the pro forma adjustments not been made and is not necessarily indicative of Rentokil Initial’s or Terminix’s future financial position or results of operations.

About Rentokil Initial:

Founded in 1925, Rentokil Initial is a leader in the pest control and hygiene & wellbeing service industry. The Company has c.46,000 employees, and over 1,800 local service teams across the world covering around 90% of global GDP in over 90 of the world's 100 largest cities across the US, Europe, UK, Asia, Pacific and Rest of World. It operates in 88 countries. The Company's business model is focused on compounding revenue, profit and cash growth through a combination of organic growth and M&A.

About Terminix:

Terminix Global Holdings (NYSE: TMX) is a leading provider of residential and commercial pest management. The Company provides pest management services and protection against termites, mosquitoes, rodents and other pests. Headquartered in Memphis, Tenn., with more than 11,700 teammates and 2.9 million customers, the Company visits more than 50,000 homes and businesses every day. It has scale and deep presence in the U.S. with over 93% of revenues coming from the United States. During 2021, Terminix generated a total revenue of US$2.045bn, adjusted EBITDA of US$387m and profit from continuing operations before income taxes of US$180m. As of December 31, 2021, Terminix had gross assets of US$4.41bn. Terminix's executive and senior leaders are Brett Ponton (Chief Executive Officer), Robert Riesbeck (Executive Vice President and Chief Financial Officer), David Dart (Chief Human Resources Officer), Doug Hart (Vice President, Terminix International), Dion Persson (Senior Vice President, Strategy and M&A), Deidre Richardson (Senior Vice President, General Counsel and Corporate Secretary), Jim Summerville (Senior Vice President, Supply Management) and Joy Wald (Senior Vice President and Chief Information Officer).

Additional Information About The Proposed Transaction And Where To Find It

In connection with the proposed transaction between Rentokil Initial plc (“Rentokil”) and Terminix Global Holdings, Inc. (“Terminix”), Rentokil will file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form F-4, which will include a proxy statement of Terminix that also constitutes a prospectus of Rentokil. Each of Rentokil and Terminix will also file other relevant documents in connection with the proposed transaction. The definitive proxy statement/prospectus will be sent to the shareholders of Terminix. Rentokil will also file a shareholder proxy circular in connection with the proposed transaction with applicable securities regulators in the United Kingdom and the shareholder proxy circular will be sent to Rentokil’s shareholders. This communication is not a substitute for any registration statement, proxy statement/prospectus or other documents Rentokil and/or Terminix may file with the SEC in connection with the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, INVESTORS, STOCKHOLDERS AND SHAREHOLDERS OF TERMINIX AND RENTOKIL ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT/PROSPECTUS AND SHAREHOLDER PROXY CIRCULAR, AS APPLICABLE, AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC OR APPLICABLE SECURITIES REGULATORS IN THE UNITED KINGDOM, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, IN CONNECTION WITH THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE, AS THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT TERMINIX, RENTOKIL, THE PROPOSED TRANSACTION AND RELATED MATTERS. The registration statement and proxy statement/prospectus and other documents filed by Rentokil and Terminix with the SEC, when filed, will be available free of charge at the SEC’s website at www.sec.gov. In addition, investors and shareholders will be able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC by Terminix online at investors.terminix.com, upon written request delivered to Terminix at 150 Peabody Pl., Memphis, TN 38103, USA, Attention: Corporate Secretary, or by calling Terminix’s Corporate Secretary’s Office by telephone at +1 901-597-1400 or by email at deidre.richardson@terminix.com, and will be able to obtain free copies of the registration statement, proxy statement/prospectus, shareholder proxy circular and other documents which will be filed with the SEC and applicable securities regulators in the United Kingdom by Rentokil online at https://www.rentokil-initial.com, upon written request delivered to Rentokil at Compass House, Manor Royal, Crawley, West Sussex, RH10 9PY, England, Attention: Katharine Rycroft, or by calling Rentokil by telephone at +44 (0) 7811 270734 or by email at katharine.rycroft@rentokil-initial.com. The information included on, or accessible through, Rentokil’s or Terminix’s website is not incorporated by reference into this communication.

This communication is for informational purposes only and is not intended to, and shall not, constitute an offer to sell or buy or the solicitation of an offer to sell or buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to appropriate registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Participants in the Solicitation of Proxies

This communication is not a solicitation of proxies in connection with the proposed transaction. However, under SEC rules, Terminix, Rentokil, and certain of their respective directors, executive officers and other members of the management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about Terminix’s directors and executive officers may be found on its website at corporate.terminix.com/responsibility/corporate- governance and in its 2021 Annual Report on Form 10-K filed with the SEC on March 1, 2022, available at investors.terminix.com and www.sec.gov. Information about Rentokil’s directors and executive officers may be found on its website at https://www.rentokil-initial.com and in its 2020 Annual Report filed with applicable securities regulators in the United Kingdom on March 31, 2021, available on its website at https://www.rentokil-initial.com. The information included on, or accessible through, Rentokil’s or Terminix’s website is not incorporated by reference into this communication. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of such potential participants in the solicitation of proxies in connection with the proposed transaction will be included in the proxy statement/prospectus and shareholder proxy circular and other relevant materials filed with the SEC and applicable securities regulators in the United Kingdom when they become available.

Information Regarding Forward-Looking Statements

This communication contains forward-looking statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. Forward-looking statements can sometimes be identified by the use of forward- looking terms such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “potential,” “seeks,” “aims,” “projects,” “predicts,” “is optimistic,” “intends,” “plans,” “estimates,” “targets,” “anticipates,” “continues” or other comparable terms or negatives of these terms, but not all forward-looking statements include such identifying words. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. We can give no assurance that such plans, estimates or expectations will be achieved and therefore, actual results may differ materially from any plans, estimates or expectations in such forward-looking statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include: a condition to the closing of the proposed transaction may not be satisfied; the occurrence of any event that can give rise to termination of the proposed transaction; Rentokil is unable to achieve the synergies and value creation contemplated by the proposed transaction; Rentokil is unable to promptly and effectively integrate Terminix’s businesses; management’s time and attention is diverted on transaction related issues; disruption from the proposed transaction makes it more difficult to maintain business, contractual and operational relationships; the credit ratings of Rentokil declines following the proposed transaction; legal proceedings are instituted against Terminix or Rentokil; Terminix or Rentokil is unable to retain or hire key personnel; the announcement or the consummation of the proposed acquisition has a negative effect on the market price of the capital stock of Terminix or Rentokil or on Terminix’s or Rentokil’s operating results; evolving legal, regulatory and tax regimes; changes in economic, financial, political and regulatory conditions, in the United Kingdom, the United States and elsewhere, and other factors that contribute to uncertainty and volatility, natural and man-made disasters, civil unrest, pandemics (e.g., the coronavirus (COVID-19) pandemic (the “COVID-19 pandemic”)), geopolitical uncertainty, and conditions that may result from legislative, regulatory, trade and policy changes associated with the current or subsequent U.S. or U.K. administration; the ability of Rentokil or Terminix to successfully recover from a disaster or other business continuity problem due to a hurricane, flood, earthquake, terrorist attack, war, pandemic, security breach, cyber-attack, power loss, telecommunications failure or other natural or man-made event, including the ability to function remotely during long-term disruptions such as the COVID-19 pandemic; the impact of public health crises, such as pandemics (including the COVID-19 pandemic) and epidemics and any related company or governmental policies and actions to protect the health and safety of individuals or governmental policies or actions to maintain the functioning of national or global economies and markets, including any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down or similar actions and policies; actions by third parties, including government agencies; the risk that disruptions from the proposed transaction will harm Rentokil’s or Terminix’s business, including current plans and operations; certain restrictions during the pendency of the acquisition that may impact Rentokil’s or Terminix’s ability to pursue certain business opportunities or strategic transactions; Rentokil’s or Terminix’s ability to meet expectations regarding the accounting and tax treatments of the proposed transaction; the risks and uncertainties discussed in the “Risks and Uncertainties” section in Rentokil’s reports available on the National Storage Mechanism at morningstar.co.uk/uk/NSM; and the risks and uncertainties discussed in the “Risk Factors” and “Information Regarding Forward-Looking Statements” sections in Terminix’s reports filed with the SEC. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the proxy statement/prospectus and shareholder proxy circular. While the list of factors presented here is, and the list of factors to be presented in proxy statement/prospectus and shareholder proxy circular will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. We caution you not to place undue reliance on any of these forward-looking statements as they are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of new markets or market segments in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this communication. Except as required by law, neither Rentokil nor Terminix assumes any obligation to update or revise the information contained herein, which speaks only as of the date hereof.

Contacts

Investors / Analysts:

Katharine Rycroft

Rentokil Initial plc

+44 (0)7811 270734

Media:

Malcolm Padley

Rentokil Initial plc

+44 (0)7788 978199

Richard Mountain

FTI Consulting

+44 (0)7909 684466

Source: Terminix Global Holdings, Inc. and Rentokil Initial plc